                      OPPENHEIMER CAPITAL PRESERVATION FUND
                  Supplement dated September 24, 2004 to the
                      Prospectus Dated December 23, 2003

      The Prospectus is changed as follows:

The first paragraph of the Section entitled "How to Buy Shares - Which Class of Shares Should You Choose" is modified by adding the following sentence at the beginning of the paragraph:

Effective September 27, 2004, sales of shares of the Fund to new accounts have been suspended by the Distributor.  Current shareholders are permitted to purchase additional shares of the Fund for existing accounts but may not establish new accounts in the Fund.

September 24, 2004                                                PS0755.018